                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 1996 incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (Registration No. 33-62819) and on Form S-8 (Registration No. 33-63126).


                                                     Arthur Andersen LLP



New York, N.Y.
March 29, 1996